INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (the "AGREEMENT") is made as of June 25, 2001, by WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP V, a Delaware limited partnership ("WHITEHALL V"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VI, a Delaware limited partnership ("WHITEHALL VI"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VII, a Delaware limited partnership ("WHITEHALL VII"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VIII, a Delaware limited partnership ("WHITEHALL VIII"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP XI, a Delaware limited partnership ("WHITEHALL XI"), and WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP XII, a Delaware limited partnership ("WHITEHALL XII" and, collectively with Whitehall V, Whitehall VI, Whitehall VII, Whitehall VIII and Whitehall XI, the "WHITEHALL INDEMNITOR"), and WELLSFORD REAL PROPERTIES, INC., a Maryland corporation ("WELLSFORD INDEMNITOR"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER"). Whitehall V, Whitehall VI, Whitehall VII, Whitehall VIII, Whitehall XI, Whitehall XII and Wellsford Indemnitor are collectively referred to herein as "INDEMNITOR".

                                R E C I T A L S:
                                ---------------

1. Pursuant to a Loan Agreement of even date herewith executed by Wellsford/Whitehall Holdings, L.L.C., a Delaware limited liability company ("BORROWER"), and Lender (the "LOAN AGREEMENT"), Lender has agreed to make a secured loan to Borrower in the amount of $352,600,000.00 together with interest thereon (the "LOAN").

2. A portion of the Loan shall be used to refinance the Property described as "Gateway Tower" in Schedule 1.1(A) to the Loan Agreement (the "GATEWAY TOWER PROPERTY"). The Gateway Tower Property is owned by WWG 401 North Washington LLC, a Delaware limited liability company ("WWG 401"), which is a wholly-owned subsidiary of Borrower. In consideration of Lender's agreement to allow a portion of the Loan to be used to finance or refinance the Gateway Tower Property, WWG 401 is executing a Guaranty of even date herewith in favor of Lender (the "WWG 401 GUARANTY"). WWG 401's obligations under the WWG 401 Guaranty will be secured by a Lien on the Gateway Tower Property and on WWG 401's other assets, as more particularly described in the Collateral Documents executed by WWG 401 in favor of Lender (the "WWG 401 GUARANTY COLLATERAL DOCUMENTS").

3. Lender requires, as a condition precedent to entering into the Loan, that Indemnitor execute and deliver this Agreement to Lender.

     NOW, THEREFORE, in consideration of the premises, the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby duly acknowledged, and in order to be of material benefit and assistance to Borrower and in order to induce Lender to make advances under the Loan, Indemnitor does hereby covenant and agree as follows:

2. Recitals. Each and all of the foregoing Recitals are true and correct and are incorporated herein by reference.

3. Capitalized Terms. All initially capitalized terms utilized herein, unless specifically otherwise defined herein, shall have the meanings assigned to such terms in the Loan Agreement.

4. Indemnity.

(1) Indemnitor hereby absolutely, irrevocably and unconditionally indemnifies and agrees at all times to hold harmless Lender and its successors and permitted assigns (collectively, the "INDEMNIFIED PERSONS"), and each of them, free and harmless of and from all obligations, losses, damages (whether direct, indirect or consequential), charges, liabilities, claims (legal or equitable), costs, expenses and suits, of any nature whatsoever (including any of the foregoing which result from any settlement or compromise of claims by an Indemnified Person, provided that Indemnitor shall have a reasonable opportunity to participate in the negotiations of, and consult with the Indemnified Persons regarding, any such settlement or compromise (but the final decision as to any such settlement or compromise shall be made by the Indemnified Parties)) which any or all of the Indemnified Persons may suffer, incur or be subject to as a result of the avoidance or any attempted avoidance or claim of avoidability by WWG 401 or any Affiliate of WWG 401 (whether directly by WWG 401 or such Affiliate, as a debtor or as a debtor-in-possession), or a trustee in bankruptcy, assignee for the benefit of creditors or receiver for any of them, whether brought on behalf of WWG 401's creditors, equity holders or estate in a state or federal bankruptcy or insolvency proceeding or brought by any debtor, debtor-in-possession or trustee in bankruptcy, assignee for the benefit of creditors or receiver for WWG 401 or any Affiliate of WWG 401 or brought on behalf of WWG 401 or any Affiliate of WWG 401 as a creditor of any other Affiliate of WWG 401, or by any other Person, of (i) any transfer to (or for the benefit of) Lender of an interest of WWG 401 in property (including the payment of money to Lender by WWG 401 and the creation in favor of Lender of a lien or any other encumbrance on property of WWG 401 pursuant to the WWG 401 Guaranty Collateral Documents) or (ii) any obligation incurred by WWG 401 under the WWG 401 Guaranty or the WWG 401 Guaranty Collateral Documents, which avoidance or attempted avoidance is brought pursuant to any state or federal fraudulent transfer, fraudulent conveyance, debtor-creditor, or partnership or corporate powers/authority statutory or common law (including Sections 544, 547 or 548 of Title 11 of the United States Code (or such successor statutory provision as may provide for a similar remedy) and the Uniform Fraudulent Transfer Act and the Uniform Fraudulent Conveyance Act (as adopted by a state)).

(2) Indemnitor acknowledges that Lender has agreed to disburse the proceeds of the Loan in reliance upon Indemnitor's indemnities, representations, warranties and covenants in this Agreement. For these reasons, it is the intention of Indemnitor and Lender that the provisions of this Agreement shall (solely with respect to this Agreement) supersede any provisions in the Loan Documents which in any way limit the personal liability of Indemnitor, and Indemnitor shall be personally liable for any and all obligations arising under this Agreement. In the event of any conflict between the terms of this Agreement and any of the other Loan Documents (including the Loan Agreement), this Agreement shall govern and control in all respects.

5. Obligations Remain in Effect. The liability of Indemnitor under this Agreement shall remain in effect regardless of any law, regulation, or decree now or hereafter in effect in any jurisdiction which might in any manner affect any of such terms or provisions or the rights of Lender with respect thereto as against Borrower or WWG 401 and irrespective of the validity, regularity or enforceability thereof, or of any other condition, contingency or circumstances whatsoever, whether occurring prior to or after the date hereof, whether known or unknown to Indemnitor, Borrower, WWG 401 or Lender, and whether or not any of the same may or might vary the risk or affect the rights or remedies of Indemnitor. Unless Lender shall expressly agree otherwise in writing, the obligations of Indemnitor under this Agreement shall not be reduced or discharged by any modifications of the Loan Agreement or Loan Documents, including changes in the terms of disbursement or changes in the terms of repayment thereof, modifications, extensions, substitutions or renewals or changes in payment dates, releases of security in whole or in part, or changes in interest rate.

6. Cooperation. Each Indemnified Person shall promptly forward to Indemnitor, and Indemnitor shall promptly forward to all Indemnified Persons, any and all notices, demands and communications that Indemnitor or any Indemnified Person, as the case may be, or anyone on its respective behalf may receive, from any Person in connection with any claims, debts, obligations and demands covered by the indemnity contained herein.

7. Payment Obligation. To the extent of Indemnitor's obligations hereunder, Indemnitor waives any right to require that any action be brought against Borrower, WWG 401 or any other Person or to require that resort be had to any security. Lender may, at its option, proceed against Indemnitor in the first instance, without first proceeding against Borrower, WWG 401 or any other Person and without first resorting to any security held by it as collateral or to any other remedies, at the same or different times, as it may deem advisable; and the liability of Indemnitor hereunder shall not be affected or impaired by an acceptance by Lender of any security for, or by any failure, delay, neglect or omission by Lender to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing same or any collateral or security therefor.

8. Consent to Extensions, Renewals and Releases. Without in any manner affecting the liability of Indemnitor, Indemnitor hereby consents that Lender from time to time, before or after any default by Borrower or WWG 401, with or without further notice to or assent from Indemnitor, may, and upon such terms and conditions as Lender may deem advisable:

(1) extend in whole or in part (by renewal or otherwise), modify, accelerate (only after default), change or release any indebtedness, liability or obligation of Borrower or WWG 401 to Lender or of any other Person secondarily or otherwise liable to Lender for any indebtedness, liability or obligation of Borrower or WWG 401, or waive any default with respect thereto;

(2) sell, release, surrender, modify, impair, exchange, substitute or (if a chose or choses in action) extend the duration or the time for performance or payment of any and all property, of any nature and from whomsoever received, held by Lender as security for the payment or performance of any indebtedness, liability or obligation of Borrower or WWG 401 to Lender; and

(3) settle, adjust or compromise any claim of Lender against Borrower or WWG 401 or any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of Borrower or WWG 401.

     Indemnitor hereby ratifies and confirms any such extension, renewal, change, release, waiver, surrender, exchange, modification, impairment, substitution, settlement, adjustment or compromise and agrees that the same shall be binding upon Indemnitor, and Indemnitor hereby expressly waives any and all defenses, counterclaims or offsets which Indemnitor might or could have by reason thereof, it being understood that Indemnitor shall, except as otherwise provided herein, at all times be bound by this Agreement and remain liable to Lender hereunder.

9. Waivers by Indemnitor. Indemnitor hereby waives, to the fullest extent permitted under applicable law:


(1) notice of acceptance of this Agreement by Lender, or of the creation, renewal or accrual of any liability of Borrower or WWG 401, present or future, or of the reliance of Lender upon this Agreement (it being understood that every indebtedness, liability and obligation of Borrower or WWG 401 to Lender shall conclusively be presumed to have been created, contracted or incurred in reliance upon this Agreement);

(2) demand of payment from any Person indebted in any manner on or for any of the liabilities or obligations hereby indemnified;

(3) presentation for payment of any instrument of Borrower or WWG 401, or any other Person, protest thereof and notice of its dishonor to any party thereto and to Indemnitor; and

(4) any duty on the part of Lender to disclose to Indemnitor any facts which Lender may now or hereafter know about Borrower or WWG 401, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower and WWG 401 and of all circumstances bearing on the risk of non-payment or non-performance of Borrower's or WWG 401's obligations to Lender.

10. Representations and Warranties of Indemnitor. Indemnitor acknowledges the full reliance by Lender upon the following representations and warranties. Wellsford Indemnitor, as to Wellsford Indemnitor only, and Whitehall Indemnitor, as to Whitehall Indemnitor only, represents and warrants to Lender as follows:

(1) Indemnitor is a limited partnership, limited liability company or corporation (as set forth in the opening paragraph hereof) duly organized, validly existing and in good standing under the laws of the Delaware or Maryland (as set forth in the opening paragraph), is qualified to do business in all of the states where the real properties owned by it are located and otherwise where such qualification is necessary to operate its business, has paid all organizational and filing fees, and has the power and authority to own or hold under lease, the assets it purports to own or hold under lease, to make this Agreement and to perform all of its obligations hereunder.

(2) The execution, delivery and performance of this Agreement (i) have been duly authorized by all requisite corporate, partnership and/or limited liability company action; (ii) will not violate or be in conflict with (A) any provision of applicable law (including any applicable usury or similar law), (B) any order, writ, judgment, rule or regulation of any Governmental Authority, (C) the organizational documents of Indemnitor or (D) any indenture, agreement or other instrument to which Indemnitor is a party or by which Indemnitor or any of its properties or assets is or may be bound; (iii) will not result in the creation or imposition of any Lien upon any of Indemnitor's properties or assets except as expressly contemplated by this Agreement; and (iv) do not require the consent or approval of any Governmental Authority or any other Person other than such consents as have been obtained and copies of which have been delivered to Lender.

(3) There are no actions, suits or proceedings (whether or not purportedly on behalf of Indemnitor) pending or, to the best knowledge of Indemnitor, threatened against Indemnitor, at law, in equity, in arbitration or before or by any court, board, local government or instrumentality of any federal, state or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which involves Indemnitor or the transactions contemplated by this Agreement and which would have a material adverse effect on Indemnitor's ability to perform its obligations under this Agreement, and Indemnitor is not in default (and has not received any order or notice of any default) with respect to any final judgment, writ, injunction, decree, rule or regulation of any Governmental Authority which would have a material adverse effect on Indemnitor's ability to perform its obligations under this Agreement.

(4) This Agreement constitutes the valid and binding obligations of Indemnitor enforceable in accordance with its terms, except as such enforceability and the availability of certain rights and remedies provided for herein may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies or the extent to which equitable defenses may be raised.

(5) The information contained in all written financial statements, reports, balance sheets and other written financial information delivered by Indemnitor and relating to Indemnitor to Lender is true, accurate and complete information, in all material respects, concerning the financial condition of Indemnitor.

(6) No information contained in this Agreement, the written financial statements and other written financial information, or any written, statement furnished to Lender by or on behalf of Indemnitor, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which made.

     The representations and warranties set forth in this Section 9 shall survive the execution, delivery and performance of this Agreement and shall continue until all of the obligations provided herein have been paid and performed in full.

11. Maintenance of Net Worth. Until the first to occur of (a) payment in full of all Obligations, (b) release of the Gateway Tower Property in accordance with
Section 2.4 of the Loan Agreement, or (c) transfer of the Gateway Tower Property to Borrower in accordance with Section 2.10 of the Loan Agreement, Indemnitor shall maintain a Net Worth (defined below) of at least $100,000,000. Subject to the notice and cure period described in Section 10.1(12) of the Loan Agreement, Indemnitor's failure to maintain such Net Worth at any time during such period shall constitute an Event of Default under the Loan Agreement. As used herein, "NET WORTH" means, as of any date, the sum of (i) the combined Whitehall Net Worth (as defined below) for all Whitehall Indemnitors plus (ii) Wellsford Net Worth (as defined below); provided, however, that if either the Whitehall Parties or Wellsford buys 100% of the other's ownership interests in WWG, as permitted under Section 9.4(2) of the Loan Agreement, then effective upon such transfer of interests in WWG, "Net Worth" shall mean Whitehall Net Worth (if the Whitehall Parties acquire Wellsford's interests in WWG) or Wellsford Net Worth (if Wellsford acquires the Whitehall Parties' interests in WWG), as applicable.

     As used above, "WHITEHALL NET WORTH" means, as of any date, for each Whitehall Indemnitor, the sum of (a) Available Contributions (as defined in each Indemnitor's Partnership Agreement) as of such date, plus (b) Total Partners' Capital as shown in the Combined Statements of Assets, Liabilities and Partners Capital in Whitehall Indemnitor's most recent combined quarterly financial statements. The terms "Available Contributions" and "Total Partners' Capital" used in the preceding sentence are line items appearing in Whitehall Indemnitor's combined financial statements for the year ended December 31, 2001. Whitehall Indemnitor agrees not to make any changes in the terminology or accounting methodology used in Whitehall Indemnitor's financial statements without Lender's consent (which consent shall not be unreasonably withheld or delayed), except that Whitehall Indemnitor may make any such changes in accordance with GAAP.

     As used above, "WELLSFORD NET WORTH" means, as of any date, an amount equal to (a) the value, in the aggregate, of Wellsford Indemnitor's assets less (b) the value, in the aggregate, of Wellsford Indemnitor's intangible assets (e.g. goodwill, etc.) less (c) the value, in the aggregate, of Wellsford Indemnitor's liabilities, all as determined and calculated in accordance with GAAP, consistently applied.

12. Financial Statements. Indemnitor covenants and agrees that, from and after the Closing Date and for so long as Indemnitor is required under Section 10 above to maintain a Net Worth of at least $100,000,000, it shall deliver to
Lender:

(1) Within ninety (90) days after the end of each fiscal quarter, commencing with the quarter ending June 30, 2001, a copy of the unaudited consolidated balance sheet of Indemnitor as of the close of such quarter and the related statement of income and cash flows for that portion of Indemnitor's fiscal year ending as of the close of such quarter, all prepared by the general partner, chief financial officer or similar officer of Indemnitor in accordance with GAAP (subject to the terms set forth herein and to normal year-end adjustments and excluding footnotes and supporting schedules, if same are not available (provided that such footnotes and supporting schedules are promptly delivered to Lender when same become available)) and accompanied by the certification, on behalf of Indemnitor, by the general partner, chief financial officer or similar officer of Indemnitor that (i) all such financial statements are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position, the results of operations and the cash flows of Indemnitor as at the end of such quarter and for the period then ended, and (ii) Indemnitor is in compliance with the Net Worth covenant contained in
Section 10 above.

(2) Within one hundred twenty (120) days after the close of each Fiscal Year, commencing with Indemnitor's fiscal year ended December 31, 2001, a copy of the annual audited consolidated financial statements of Indemnitor, consisting of balance sheets and statements of income and capital accounts and cash flows (setting forth beginning with the reports for Indemnitor's fiscal year ending December 31, 2001 in comparative form in each case the figures for the previous fiscal year), which financial statements shall be prepared in accordance with GAAP, certified (only with respect to the financial statements) without qualification by the independent certified public accountants regularly retained by Indemnitor, or any other firm of independent certified public accountants of recognized national standing selected by Indemnitor, and acceptable to Lender, and accompanied by a certification of the general partner, chief financial officer or similar officer of Indemnitor that (i) all such financial statements are complete and correct and present fairly in accordance with GAAP the financial position, the results of operations and the cash flows of Indemnitor as at the end of such year and for the period then ended, and (ii) Indemnitor is in compliance with the Net Worth covenant contained in Section 10 above.

(3) Lender acknowledges that the financial statements to be delivered pursuant to this Section 11 shall be delivered separately for each of (i) the Wellsford Indemnitor, (ii) Whitehall V and Whitehall VI, (iii) Whitehall VII and Whitehall VIII and (iv) Whitehall XI and Whitehall XII; provided, however, that so long as Wellsford Indemnitor is a public company subject to the reporting requirements of the Securities Exchange Act of 1934 and the required financial statements of Wellsford Indemnitor are available to the general public (within the time periods required above) at no expense to Lender, the Wellsford Indemnitor shall not be required to separately deliver such financial statements.

13. Interest and Expenses of Enforcement. Any sum required to be paid by Indemnitor to Lender pursuant to the terms hereof shall bear interest at the Default Rate from the date said sums should have been paid by Indemnitor until paid by Indemnitor. Indemnitor agrees to pay any and all reasonable costs and expenses incurred by Lender in enforcing any rights or remedies under this Agreement.

14. Consideration. Indemnitor acknowledges that its undertakings given hereunder are given in consideration of the disbursement of the advances under the Loan, and in consideration of the substantial benefits Indemnitor expects to derive from the making of the Loan.

15. No Waiver. No failure on the part of Lender to pursue any remedy hereunder or under any other of the Loan Documents shall constitute a waiver on its part of the right to pursue said remedy on the basis of the same or a subsequent breach. No extension, substitution, modification, amendment or renewal of any of the Loan Documents shall serve to waive the provisions hereby or discharge Indemnitor from any obligation herein contained in whole or in part, except to the extent expressly provided by Lender in writing or as provided herein.

16. Obligations Independent; Waiver of Exoneration.

(1) Indemnitor agrees that the obligations hereunder are independent of and in addition to the undertakings of Borrower and WWG 401 pursuant to the Loan Documents, any evidence of indebtedness issued in connection therewith, any mortgage or other security instrument given to secure the same, any other indemnities or guarantees given in connection therewith and any other obligations of Indemnitor to Lender. A separate action may be brought to enforce the provisions hereof whether or not Borrower or WWG 401 is a party in any such action.

(2) Indemnitor waives any defense it may acquire by reason of Lender's election of any remedy against it or Borrower or WWG 401, or any of them, even though Indemnitor's right of subrogation may thereby by impaired or extinguished.

17. Subrogation. Notwithstanding anything to the contrary contained herein, until payment in full of the Obligations, Indemnitor shall not have or assert any rights it may otherwise have at law or in equity (including any law subrogating Indemnitor to the rights of Lender) to seek contribution, indemnification, or any other form of reimbursement from Borrower or WWG 401, any other indemnitor, or any other Person now or hereafter primarily or secondarily liable for any obligations of Borrower or WWG 401 to Lender, for any payment or disbursement otherwise. Indemnitor waives the benefit of, and any right to participate in, any security now or hereafter held by Lender from Borrower or WWG 401.

18. Multiple Indemnitors. If more than one Person signs this Agreement as Indemnitor, (a) the term "Indemnitor" shall mean each such Person, (b) the obligations of each Indemnitor shall be joint, several and independent, and (c) this Agreement shall be construed and enforced as though each Indemnitor executed a separate indemnity on the terms set forth in this Agreement (subject to the provisions of Sections 10 and 11, and the provisions of Section 9 that specifically refer to Wellsford Indemnitor and Whitehall Indemnitor).

19. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Indemnitor therefrom shall in any event by effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

20. Notices. Any and all notices hereunder shall be in writing and shall be made and received in accordance with Section 11.1 of the Loan Agreement.

21. Monies. All references to monies herein, or the equivalent thereof, shall be deemed to mean lawful monies of the United States of America.

22. Loan Agreement and Loan Documents. Indemnitor acknowledges that it is fully familiar with the terms, provisions and conditions of the Loan Agreement and other Loan Documents and that its signature on this Agreement shall also serve as its consent to and approval of the terms and provisions thereof.

23. Miscellaneous.

(1) NOTWITHSTANDING THE FACT THAT THIS AGREEMENT MAY BE EXECUTED AND DELIVERED IN A JURISDICTION OTHER THAN THE STATE OF NEW YORK, THE PARTIES HERETO AGREE THAT THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS), TOGETHER WITH THE LAWS OF THE UNITED STATES OF AMERICA, SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT.

(2) Time is of the essence hereof.

(3) If any term, provision, covenant or condition hereof or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, provisions, covenants and conditions hereof, and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

(4) The use of the words "herein", "hereof", "hereunder", and any other words of similar import refer to this Agreement as a whole and not to any particular paragraph, subparagraph or other subdivision of this Agreement unless specifically noted otherwise in this Agreement.

(5) As used herein, the word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." In addition, all references herein to "expenses" or "costs and expenses" shall be deemed to include all reasonable attorneys' fees (including those incurred in connection with any appellate proceedings), paralegal fees, court costs, accountants' fees, and all costs and expenses incidental to any of the foregoing, however arising or occurring.

(6) The title of this Agreement and the headings of the paragraphs of this Agreement are for convenience of reference only, and are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

(7) This Agreement creates a continuing obligation and the obligation of Indemnitor hereunder shall be binding upon Indemnitor and its successors and assigns and shall inure to the benefit of and be enforceable by Lender and its successors and assigns.

(8) This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one Agreement. This Agreement may also be executed and delivered by facsimile signature, which facsimile signature shall for all purposes be and constitute an original signature.

(9) This Agreement shall survive the repayment of the Loan and the release of any or all of the Collateral and the WWG 401 Guaranty Collateral.

(10) The terms and provisions of this Agreement and all of Indemnitor's obligations hereunder shall not in any way be limited by the limitation of liability provisions set forth in Section 12.1 of the Loan Agreement or in the Joinder attached to the Loan Agreement.

(11) INDEMNITOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOAN, THE WWG 401 GUARANTY, THE PROPERTIES OR THE GATEWAY TOWER PROPERTY (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE); THIS WAIVER BEING A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS AGREEMENT.

     IN WITNESS WHEREOF, Indemnitor has duly executed this Agreement as of the day and year first above written


Signed, sealed and            WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP V,
delivered in the              a Delaware limited partnership
presence of:
                              By:  WH  Advisors, L.L.C. V, a Delaware limited
                                   liability company, general partner

/s/ Robert I. Guthrie                     By:  /s/ Alan Kava
---------------------                          ---------------------
Printed Name: Robert I. Guthrie                Alan Kava
                                               Vice President

                                          [Printed Name and Title]



Signed, sealed and            WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VI,
delivered in the              a Delaware limited partnership
presence of:
                              By:  WH  Advisors,  L.L.C. VI,  a Delaware  limited
                                   liability company, general partner

/s/ Robert I. Guthrie                     By:  /s/ Alan Kava
---------------------                          ---------------------
Printed Name: Robert I. Guthrie                Alan Kava
                                               Vice President

                                          [Printed Name and Title]


Signed, sealed and            WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VII
delivered in the              a Delaware limited partnership
presence of:
                              By:  WH Advisors, L.L.C. VII, a Delaware limited
                                   liability company, general partner

/s/ Robert I. Guthrie                     By:  /s/ Alan Kava
---------------------                          ---------------------
Printed Name: Robert I. Guthrie                Alan Kava
                                               Vice President

                                          [Printed Name and Title]


Signed, sealed and            WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VIII,
delivered in the              a Delaware limited partnership
presence of:

                              By:  WH Advisors, L.L.C. VIII, a Delaware limited
                                   liability company, general partner


/s/ Robert I. Guthrie                     By:  /s/ Alan Kava
---------------------                          ---------------------
Printed Name: Robert I. Guthrie                Alan Kava
                                               Vice President

                                          [Printed Name and Title]


Signed, sealed and            WHITEHALL STREET REAL ESTATE LIMITED  PARTNERSHIP XI,
delivered in the              a Delaware limited partnership
presence of:
                              By:  WH  Advisors, L.L.C. XI, a Delaware  limited
                                   liability company, general partner


/s/ Robert I. Guthrie                     By:  /s/ Alan Kava
---------------------                          ---------------------
Printed Name: Robert I. Guthrie                Alan Kava
                                               Vice President

                                          [Printed Name and Title]


Signed, sealed and            WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP XII,
delivered in the              a Delaware limited partnership
presence of:

                              By:  WH Advisors,  L.L.C. XII,  a Delaware  limited
                                   liability company, general partner

/s/ Robert I. Guthrie                     By:  /s/ Alan Kava
---------------------                          ---------------------
Printed Name: Robert I. Guthrie                Alan Kava
                                               Vice President

                                          [Printed Name and Title]


Signed, sealed and            WELLSFORD REAL PROPERTIES, INC., a Maryland corporation
delivered in the
presence of:

/s/ Dennis M. Sughrue                     By:  /s/ Edward Lowenthal
---------------------                          ---------------------
Printed Name: Dennis M. Sughrue                Edward Lowenthal
                                               President

                                          [Printed Name and Title]


                                 ACKNOWLEDGMENT

STATE OF __________________         )
                                            ) ss:
COUNTY OF ________________ )


         The foregoing instrument was acknowledged before me this _____ day of June, 2001, by ____________________________________________, as
___________________________ of WH Advisors, L.L.C. V, a Delaware limited liability company, the general partner of Whitehall Street Real Estate Limited Partnership V, a Delaware limited partnership, on behalf of said limited partnership. He/She is personally known to me or has produced a driver's license as identification.

                                               ---------------------------------


                                               ---------------------------------
                                               Printed Name of Notary Public

My commission expires: _________________       (Seal)

                                 ACKNOWLEDGMENT

STATE OF __________________         )
                                            ) ss:
COUNTY OF ________________ )


         The foregoing instrument was acknowledged before me this _____ day of June, 2001, by ____________________________________________, as
___________________________ of WH Advisors, L.L.C. VI, a Delaware limited liability company, the general partner of Whitehall Street Real Estate Limited Partnership VI, a Delaware limited partnership, on behalf of said limited partnership. He/She is personally known to me or has produced a driver's license as identification.

                                               ---------------------------------


                                               ---------------------------------
                                               Printed Name of Notary Public

My commission expires: _________________       (Seal)

                                 ACKNOWLEDGMENT

STATE OF __________________         )
                                            ) ss:
COUNTY OF ________________ )


         The foregoing instrument was acknowledged before me this _____ day of June, 2001, by ____________________________________________, as
___________________________ of WH Advisors, L.L.C. VII, a Delaware limited liability company, the general partner of Whitehall Street Real Estate Limited Partnership VII, a Delaware limited partnership, on behalf of said limited partnership. He/She is personally known to me or has produced a driver's license as identification.

                                               ---------------------------------


                                               ---------------------------------
                                               Printed Name of Notary Public

My commission expires: _________________       (Seal)

                                 ACKNOWLEDGMENT

STATE OF __________________         )
                                            ) ss:
COUNTY OF ________________ )


         The foregoing instrument was acknowledged before me this _____ day of June, 2001, by ____________________________________________, as
___________________________ of WH Advisors, L.L.C. VIII, a Delaware limited liability company, the general partner of Whitehall Street Real Estate Limited Partnership VIII, a Delaware limited partnership, on behalf of said limited partnership. He/She is personally known to me or has produced a driver's license as identification.

                                               ---------------------------------


                                               ---------------------------------
                                               Printed Name of Notary Public

My commission expires: _________________       (Seal)

                                 ACKNOWLEDGMENT

STATE OF __________________         )
                                            ) ss:
COUNTY OF ________________ )


         The foregoing instrument was acknowledged before me this _____ day of June, 2001, by ____________________________________________, as
___________________________ of WH Advisors, L.L.C. XI, a Delaware limited liability company, the general partner of Whitehall Street Real Estate Limited Partnership XI, a Delaware limited partnership, on behalf of said limited partnership. He/She is personally known to me or has produced a driver's license as identification.

                                               ---------------------------------


                                               ---------------------------------
                                               Printed Name of Notary Public

My commission expires: _________________       (Seal)

                                 ACKNOWLEDGMENT

STATE OF __________________         )
                                            ) ss:
COUNTY OF ________________ )


         The foregoing instrument was acknowledged before me this _____ day of June, 2001, by ____________________________________________, as
___________________________ of WH Advisors, L.L.C. XII, a Delaware limited liability company, the general partner of Whitehall Street Real Estate Limited Partnership XII, a Delaware limited partnership, on behalf of said limited partnership. He/She is personally known to me or has produced a driver's license as identification.

                                               ---------------------------------


                                               ---------------------------------
                                               Printed Name of Notary Public

My commission expires: _________________       (Seal)

                                 ACKNOWLEDGMENT

STATE OF __________________         )
                                            ) ss:
COUNTY OF ________________ )


         The foregoing instrument was acknowledged before me this _____ day of June, 2001, by ____________________________________________, as
___________________________ of Wellsford Commercial Properties, Inc., a Maryland corporation, on behalf of said corporation. He/She is personally known to me or has produced a driver's license as identification.

                                               ---------------------------------


                                               ---------------------------------
                                               Printed Name of Notary Public

My commission expires: _________________       (Seal)